独家业务合作协议
Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2010年3月25日在中国黑龙江省齐齐哈尔市签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following Parties on March 25th, 2010 in Qiqihar, Heilongjiang Province, China.

甲方：	齐齐哈尔德利企业管理咨询有限公司
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处全合台跃进路北
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.
Address:	North Side of Yuejin Road, Quanhetai, R&D Regional, Fulaerji District, Qiqihar, Heilongjiang province, China

乙方：	齐齐哈尔市富尔农艺有限公司
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Party B:	Qiqihar Fuer Agronomy Inc.
Address:	North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province

甲方和乙方以下各称为“一方”，统称为“双方”。
Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：
Whereas,

1.	甲方是一家在中华人民共和国（下称“中国”）注册的外商独资企业，拥有提供技术服务和商务咨询服务的必要资源；
Party A is a Wholly Foreign Owned Enterprise established in the People's Republic of China (“China”), and has the necessary resources to provide technical services and business consulting services;

2.	乙方是一家在中国注册的内资公司，经中国有关政府部门批准可以从事农作物种子批发兼零售，叶面肥的生产和销售；果树、苗木、花卉生产、销售；农药（不含化学危险品）、农机销售；复混肥料生产、销售；有机肥、生物肥、微生物肥制品生产、销售及技术咨询、技术服务、技术转让；粮食收购(法律、行政法规、国务院决定规定需审批未获审批前不得经营)业务；

Party B is a company with exclusively domestic capital registered in China and may carry out the wholesale and retail of crop seeds; production and sales of foliar fertilization、fruit trees、seedlings and flowers; sales of  pesticide (excluding hazardous chemicals) and farm machinery; fertilizer production and sales; manufacture、sales、technical consultation and services and technology transfer of organic fertilizer、 biological fertilizer and microbial fertilizer products; grain purchasing (shall not operate without governmental approvals when required by laws, regulations and decisions of the State Council);

3.	甲方同意利用其人力、技术和信息优势，在本协议有效期内向乙方提供有关农作物种子批发兼零售，叶面肥的生产和销售；果树、苗木、花卉生产、销售；农药（不含化学危险品）、农机销售；复混肥料生产、销售；有机肥、生物肥、微生物肥制品生产、销售及技术咨询、技术服务、技术转让；粮食收购业务的独家技术、咨询及其他服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的该等独家服务。
Party A is willing to provide Party B, on an exclusive basis, with technical, consulting and other services in relation to the wholesale and retail of crop seeds; production and sales of foliar fertilization、fruit trees、seedlings and flowers; sales of  pesticide (excluding hazardous chemicals) and farm machinery; fertilizer production and sales; manufacture、sales、technical consultation and services and technology transfer of organic fertilizer、 biological fertilizer and microbial fertilizer products; grain purchasing (shall not operate without governmental approvals when required by laws, regulations and decisions of the State Council) business of Party B during the term of this Agreement, utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such exclusive services provided by Party A or Party A's designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：
Now, therefore, through mutual discussion, Party A and Party B have reached the following agreements:

1.	甲方服务提供
Services Provided by Party A

1.1	按照本协议条款和条件，乙方在此委任甲方在本协议有效期内作为乙方的独家服务提供商向乙方提供全面的业务支持、技术服务和咨询服务，具体内容包括所有在乙方营业范围内由甲方不时决定的服务，包括但不限于以下内容：技术服务、网络支持、业务咨询、知识产权许可、设备或厂房租赁、市场咨询、系统集成、产品研发和系统维护。

Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, which may include all services within the business scope of Party B as may be determined from time to time by Party A, including, but not limited to, technical services, network support, business consultations, intellectual property licenses, equipment or property leasing, marketing consultancy, system integration, product research and development, and system maintenance.

1.2	乙方同意接受甲方提供的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议有效期内，就本协议规定事宜，乙方不得接受任何第三方提供的任何咨询和/或服务，并且不得与任何第三方进行合作。甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议项下的咨询和/或服务。
Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not accept any consultations and/or services provided by any third party and shall not cooperate with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.3         服务的提供方式
Service Providing Methodology

1.3.1	甲方和乙方同意在本协议有效期内双方可以直接或通过其各自的关联方签订其他技术服务协议和咨询服务协议，对特定技术服务和咨询服务的具体内容、方式、人员以及收费等进行约定。
Party A and Party B agree that during the term of this Agreement, both Parties, directly or through their respective affiliates, may enter into further technical service agreements or consulting service agreements, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2	为履行本协议，甲方和乙方同意在本协议有效期内双方可以直接或通过其各自的关联方签订知识产权（包括但不限于：软件、商标、专利、技术秘密）许可协议，该协议应允许乙方根据乙方的业务需要随时使用甲方的有关知识产权。
To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, both Parties, directly or through their respective affiliates, may enter into intellectual property (including, but not limited to, software, trademark, patent and know-how) license agreements, which shall permit Party B to use Party A's relevant intellectual property rights, at any time and from time to time based on the needs of the business of Party B.

1.3.3	为履行本协议，甲方和乙方同意在本协议有效期内双方可以直接或通过其各自的关联方签订设备或厂房租赁协议，该协议应允许乙方根据乙方的业务需要随时使用甲方的有关设备或厂房。
To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, both Parties, directly or through their respective affiliates, may enter into equipment or property leases which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

2.	服务费的计算和支付方式
Calculation and Payment of the Service Fees

双方同意，本协议项下的服务费应按第1.3条中描述的甲方和乙方将另行签订的协议中列明的方式确定和支付。
The Parties agree that the service fees under this Agreement shall be determined and paid based on the methods set forth in the separate agreements to be entered between Party A and Party B described in Section 1.3.

3.	知识产权和保密条款
Intellectual Property Rights and Confidentiality Clauses

3.1	甲方对履行本协议而产生或创造的所有权利、所有权、权益和知识产权，包括但不限于著作权、专利、专利申请、商标、软件、技术秘密、商业机密及其他，无论其是由甲方还是由乙方开发的，均享有独有的和所有权上的权利和权益。
Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including, but not limited to, copyrights, patents, patent applications, trademarks, software, technical secrets, trade secrets and others, regardless of whether they have been developed by Party A or Party B.

3.2
双方承认，其就本协议而交换的任何口头或书面资料均属机密资料。每一方均应对所有该等资料予以保密，而在未得到另一方书面同意前，其不得向任何第三方披露任何有关资料，除下列情况外：(a)公众知悉或将会知悉该等资料(但这并非由接受资料之一方向公众披露)；(b)适用法律或任何证券交易所的规则或规定要求披露之资料；或(c)由任何一方就本协议项下所规定的交易需向其法律顾问或财务顾问披露之资料，而该法律顾问或财务顾问亦需受与本条中义务相类似之保密义务约束。任何一方所雇用的工作人员或机构对任何保密资料的披露均应被视为该等一方对该等保密资料的披露，该一方应对违反本协议承担法律责任。无论本协议以任何理由终止，本条应继续有效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of the other Party, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3	双方同意，不论本协议是否更改、废除或终止，本条应继续有效。
The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4.           陈述和保证
Representations and Warranties

4.1	甲方陈述和保证如下：
Party A hereby represents and warrants as follows:

4.1.1	甲方是按照中国法律合法注册并有效存续的一家公司。
Party A is a company legally registered and validly existing in accordance with the laws of China.

4.1.2	甲方签署并履行本协议是在其法人资格及其业务运营范围之内；甲方已采取必要的公司行为和被赋予适当授权并取得第三方和政府机构的同意及批准，并且将不违反对甲方有约束力或影响的法律或其他限制。
Party A's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and been given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3	本协议构成甲方的合法、有效和有约束力的义务，依本协议之条款可强制执行。
This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2	乙方陈述和保证如下：
Party B hereby represents and warrants as follows:

4.2.1	乙方是按照中国法律合法注册并有效存续的一家公司，经中国有关政府机关批准可以从事农作物种子批发兼零售，叶面肥的生产和销售；果树、苗木、花卉生产、销售；农药（不含化学危险品）、农机销售；复混肥料生产、销售；有机肥、生物肥、微生物肥制品生产、销售及技术咨询、技术服务、技术转让；粮食收购(法律、行政法规、国务院决定规定需审批未获审批前不得经营)业务。
Party B is a company legally registered and validly existing in accordance with the laws of China and may engage in the business of wholesale and retail of crop seeds; production and sales of foliar fertilization、fruit trees、seedlings and flowers; sales of  pesticide (excluding hazardous chemicals) and farm machinery; fertilizer production and sales; manufacture、sales、technical consultation and services and technology transfer of organic fertilizer、 biological fertilizer and microbial fertilizer products; grain purchasing (shall not operate without governmental approvals when required by laws, regulations and decisions of the State Council) as approved by the relevant governmental authorities of China;

4.2.2	乙方签署并履行本协议是在其法人资格及其业务运营范围之内；乙方已采取必要的公司行为和被赋予适当授权并取得第三方和政府机构的同意及批准，并且将不违反对乙方有约束力或影响的法律或其他限制。
Party B's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

4.2.3	本协议构成乙方的合法、有效和有约束力的义务，并应针对其可强制执行。
This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it.

5.           生效和有效期
Effectiveness and Term

5.1	本协议于文首标明的日期签署并应自该等日期起生效。除非依本协议或双方另行签署的其他协议的规定提前终止，本协议有效期应为10年。本协议签署后，双方应每三个月对本协议做一次审查，以决定是否根据当时的实际情况对本协议的规定作出修改或补充。
This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties shall review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2	本协议期满前，经甲方书面确认，本协议有效期可以延长。延长的有效期应由甲方决定，乙方应无条件地接受该等延长的有效期。
The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6.           终止
Termination

6.1	除非依据本协议的有关条款续期，本协议应于期满之日终止。
Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2	本协议有效期内，除非甲方对乙方有严重疏忽或存在欺诈行为，乙方不得在期满之日前终止本协议。但是，甲方应有权在任何时候通过提前30天向乙方发出书面通知终止本协议。
During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days’ prior written notice to Party B at any time.

6.3	在本协议终止之后，双方在第3、7和8条项下的权利和义务应继续有效。
The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7.           管辖法律和争议解决
Governing Law and Resolution of Disputes

7.1	本协议的签署、生效、解释、履行、修改和终止以及本协议项下争议的解决应受中国法律管辖。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2	如果因解释和履行本协议的规定发生任何争议，双方应诚意协商解决争议。如果在任何一方要求通过协商解决争议后30天之内双方未能就该等争议的解决达成一致，任何一方可向有管辖权的中华人民共和国人民法院提起诉讼。
In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may file a lawsuit with a jurisdictional people’s court in the People’s Republic of China.

7.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方应继续行使其各自在本协议项下的权利并履行其各自在本协议项下的义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8.           补偿
Indemnification

对于甲方应乙方要求而提供的咨询和服务所产生或引起的针对甲方的任何诉讼、索赔或其他要求所招致的任何损失、损害、责任或费用，乙方均应补偿给甲方，并使甲方不受损害，除非该等损失、损害、责任或费用是因甲方的严重疏忽或故意的不当行为而产生的。
Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A at the request of Party B, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9.           通知
Notices

9.1	根据本协议所要求或允许发出的所有通知和其他通信应通过专人递送或者通过邮资预付挂号信、商业快递服务或传真发到该等一方的下列地址。每份通知还应再以电子邮件发送一份确认件。该等通知视为有效送达的日期应按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1	通知如果是通过专人递送、快递服务或邮资预付挂号信发出的，则应视为在通知的指定收件地址于发送或拒收之日有效送达。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

9.1.2	通知如果是通过传真发出的，则应视为于成功传送之日有效送达（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2	为通知的目的，双方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方：	齐齐哈尔德利企业管理咨询有限公司
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处全合台跃进路北
Address:	North Side of Yuejin Road, Quanhetai, R&D Regional, Fulaerji District, Qiqihar, Heilongjiang province, China
收件人：	高海峰
Attn:	Gao Haifeng
电话：	0452-6919150
Phone:	0452-6919150
传真：	0452-6919150
Fax:	0452-6919150

乙方：	齐齐哈尔市富尔农艺有限公司
Party B:	Qiqihar Fuer Agronomy Inc
地址：	黑龙江省齐齐哈尔市富拉尔基区科研办事处开发区内纬二路北
Address:	North Neiwei Road 2, R&D Regional, Fulaerji District, Qiqihaer, Heilongjiang Province
收件人：	张立
Attn:	Zhang Li
电话：	0452-6876655
Phone:	0452-6876655
传真：	0452-6876655
Facsimile:	0452-6876655

9.3	任何一方均可按本条条款通过向另一方发出通知随时更改其通知的收件地址。
Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10.           转让
Assignment

10.1	未经甲方的事先书面同意，乙方不得将其在本协议项下的权利和义务转让给任何第三方。
Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方同意，甲方可以通过向乙方发出事先书面通知来向任何第三方转让其在本协议项下的权利和义务，而无需经过乙方的同意。
Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11.           可分割性
Severability

如果本协议有一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可强制执行，则本协议其余规定的有效性、合法性或可强制执行性不应在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代该等无效、不合法或不可强制执行的规定，而该等有效的规定所产生的经济效果应尽可能与该些无效、不合法或不可强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.           修改和补充

Amendments and Supplements

对本协议作出的任何修改和补充均应为书面的。双方签署的与本协议有关的修改协议和补充协议应是本协议不可分割的组成部分，并应具有与本协议同等的法律效力。
Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.           语言和副本
Language and Counterparts

本协议以中文和英文书就，一式二份，每一方各持一份，具有同等的法律效力；中文版本和英文版本如有冲突，应以中文版本为准。
This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.
（下接签字页）
（The next page is for execution only）

有鉴于此，双方已促使其授权代表于文首所述日期签署了本独家业务合作协议，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方：	齐齐哈尔德利企业管理咨询有限公司
Party A:	Qiqihar Deli Enterprise Management Consulting Co., Ltd.

签署：
By:
姓名：	高海峰
Name:	Gao Hai Feng
职务：	总经理
Title:	General Manager

乙方：	齐齐哈尔市富尔农艺有限公司
Party B:	Qiqihar Fuer Agronomy Inc.

签署：
By:
姓名：	张立
Name:	Zhang Li
职务：	董事长
Title:	Director